UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

WTC Free Zone

Dr. Luis Bonavita 1294, Of. 1733, Tower II

Montevideo, Uruguay, 11300

(Address of Principal Executive Offices) (Zip Code)

+598-2-927-2770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of MercadoLibre, Inc. (the “Company”) was held on June 8, 2022 for the following purposes:

•	to elect the Class II and Class III directors nominated and recommended by the Company’s board of directors, to serve until the 2024 and 2025 Annual Meetings of Stockholders, respectively, or until such time as their respective successors are elected and qualified;

•	to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2021; and

•	to ratify the appointment of Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The number of issued and outstanding shares of the Company’s common stock entitled to vote as of April 12, 2022, the record date for the Annual Meeting, was 50,377,981 shares. 42,819,133 shares of common stock were represented either in person (by means of remote communication) or by proxy at the Annual Meeting, which were sufficient to constitute a quorum for the purpose of transacting business at the Annual Meeting.

At the Annual Meeting, the stockholders elected all Class II and Class III director nominees, approved (on an advisory basis) the Company’s executive compensation for fiscal year 2021 and ratified the appointment of Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal One — Election of Class II and Class III Directors:

Nominee for Class II Director	For	Withheld
Richard Sanders	39,183,520	160,307

In addition, there were 3,475,306 broker non-votes associated with the election of the Class II director.

Nominee for Class III Directors	For	Withheld
Emiliano Calemzuk	35,215,903	4,127,924
Marcos Galperin	37,583,069	1,760,758
Andrea Mayumi Petroni Merhy	38,846,420	497,407

In addition, there were 3,475,306 broker non-votes associated with the election of the Class III directors.

Proposal Two — Advisory Vote on the Compensation of our Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
36,884,369	2,436,803	22,655	3,475,306

Proposal Three — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
42,469,926	334,680	14,527	*

*	No broker non-votes arose in connection with Proposal Three.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: June 10, 2022	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer